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                             STOCK PLEDGE AGREEMENT

                  THIS STOCK PLEDGE AGREEMENT (this "Agreement") is dated as of November __, 1997, by and between Nicholas S. Vazzana ("Pledgee") and Byron Preiss Multimedia Company, Inc. (the "Pledgor").

                                 R E C I T A L S

                Pursuant to a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), the Pledgor has purchased from Pledgee 100% of the outstanding capital stock (the "Stock") of Multi Dimentional Communications, Inc. (the "Company"). The consideration for the purchase of the Stock includes a 6% Convertible Note of even date herewith from the Pledgor to Pledgee (the "Note"). This Agreement is intended to induce Pledgee to sell the Stock to the Pledgor and accept the Note as partial consideration for the Stock, by securing repayment of the Note and performance of Pledgor's obligations thereunder.

                NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

                SECTION 1.1. Definitions. All capitalized terms which are not specifically defined in this Agreement shall have the meanings assigned to such terms in the Purchase Agreement or, if not defined in the Purchase Agreement, in the Note.

                "Collateral" has the meaning set forth in Section 2.1 hereof.

                "Default" has the meaning set forth in Article V hereof.

                "Enforcement Costs" means any and all funds, costs, expenses and charges (including, without limitation, reasonable attorney's fees and expenses) advanced, paid or incurred by or on behalf of Pledgee under or in connection with the enforcement of this Agreement.

                "Event of Default" means an event which, with the giving of notice or the lapse of time, or both, could or would constitute a Default under the provisions of this Agreement.

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                "Person" means and includes an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated association, a government or political subdivision or agency thereof, or any other entity.

                "Security Interests" means the security interests in the Collateral granted hereunder.


                "UCC" means the Uniform Commercial Code of the State of New
York.

                SECTION 1.2. Rules of Construction. Unless otherwise defined herein and unless the context otherwise requires, all terms used herein which are defined by the UCC shall have the same meanings assigned to them by the UCC unless and to the extent varied by this Agreement. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are references to sections or subsections of this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include any other gender, as the context may require.

                                   ARTICLE II

                                 THE COLLATERAL

                SECTION 2.1. The Pledge. In order to secure the full and punctual payment of the Note in accordance with the terms thereof, the Pledgor hereby transfers, pledges, assigns, sets over, delivers and grants to Pledgee, subject to Section 2.5(a)(iv) hereof, a continuing first priority lien and security interest in and to all of the following collateral, both now owned and existing and hereafter created, acquired and arising (all being collectively referred to as the "Collateral") and all right, title and interest of the Pledgor in and to the Collateral:

                         (a) Stock.  The shares of stock described in Schedule I
hereto (the "Pledged Stock"), the certificates representing the Pledged Stock, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock; and

                         (b) Proceeds. All cash and non-cash proceeds and
products of the portion of the Collateral described in clause (a) above.

                SECTION 2.2. Security Interests Only. The Security Interests are granted as security only and shall not subject Pledgee to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

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                SECTION 2.3. Delivery, etc. On the date hereof the Pledgor shall deliver to Pledgee (a) all certificates representing or evidencing the Pledged Stock, which certificates shall be accompanied by undated and irrevocable stock powers duly executed in blank by the Pledgor, and (b) all other property, instruments and papers comprising, representing or evidencing the Collateral or any part thereof, accompanied by proper instruments of assignment or endorsement duly executed by the Pledgor.

                SECTION 2.4. Record Owner of Collateral. Pledgee shall have the right in his sole and absolute discretion to hold any stock certificates, notes, instruments or securities now or hereafter included in the Collateral in the name of the Pledgee, provided that nothing herein shall preclude Pledgee from holding such Collateral in his own name upon the occurrence and continuation of any Default. The Pledgor will give to Pledgee copies of any notices or other communications received by it with respect to Collateral registered in the name of the Pledgor.

                SECTION 2.5.  Voting Rights; Dividends and Interest; etc.

                         (a) Unless and until a Default shall have occurred and
be continuing:

                             (i) The Pledgor shall be entitled to exercise any
and all voting and other rights, powers and privileges accruing to an owner of the Pledged Stock or any part thereof for any purpose consistent with the terms of this Agreement and the Note provided that no ratification shall be given, nor any power pertaining to the Pledged Stock exercised, nor any other action taken, which would violate or be inconsistent with the terms of this Agreement or the Note.

                            (ii) Pledgee shall execute and deliver to the
Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights, powers and privileges which it is entitled to exercise pursuant to subparagraph
(i) above.

                            (iii) The Pledgor shall be entitled to receive and
retain any and all dividends paid on the Pledged Stock to the extent and only to the extent that such dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Note and applicable laws.

                            (iv) Notwithstanding any language contained herein
to the contrary, the term "Collateral" shall not include any money and/or property (or cash or non-cash proceeds thereof) received by the Pledgor in conformity with Section 2.5(a) hereof at a time when no Default shall have occurred and be continuing.

                            (v) Pledgee shall not sell, transfer or encumber the
Collateral, except that Pledgee may assign his interest in the Collateral in connection with any permitted assignment of the Note.

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                         (b) Upon the occurrence and during the continuance of a
Default, all rights of the Pledgor to dividends and/or other payments which the Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section

2.5 shall cease, and all such rights shall thereupon become vested in Pledgee, who shall have the sole and exclusive right and authority to receive and retain such payments. All payments which are received by the Pledgor contrary to the provisions of this Section 2.5 shall be received in trust for the benefit of Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to Pledgee in the same form as so received (with any necessary endorsement, which the Pledgor hereby agrees to make). Any and all money and other property paid over to or received by Pledgee pursuant to the provisions of this subparagraph (b) shall be applied to the amounts due under the Note.

                         (c) Upon the occurrence and during the continuance of a
Default, all rights of the Pledgor to exercise the voting and other rights, powers and privileges which it is entitled to exercise pursuant to paragraph
(a)(i) of this Section 2.5 shall cease, and all such rights, powers and privileges shall thereupon become vested in Pledgee, who shall have the sole and exclusive right and authority to exercise such voting and other rights, powers and privileges.

                SECTION 2.6. No Assumption. Notwithstanding anything contained herein to the contrary, whether or not an Event of Default shall have occurred, and whether or not Pledge elects to foreclose or otherwise realize on its security interest in the Collateral as set forth herein or exercise any of its rights under this Agreement or the Note or otherwise, neither this Agreement, receipt by Pledgee of any distributions, the foreclosure or other realization by Pledgee of the security interest in the Collateral nor any exercise by Pledgee of any of its rights under this Agreement or the Note or otherwise, shall in any way be deemed to obligate Pledgee to assume Pledgor's obligations, duties, expenses or liabilities with respect to the Collateral or any agreement relating thereto, and in the event of any such foreclosure, realization or other exercise of rights, Pledgor shall remain bound and obligated to perform such obligations and Pledgee shall not be deemed to have assumed any of such obligations.

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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                The Pledgor represents and warrants to Pledgee that the following statements are accurate, assuming the accuracy of Pledgee's representations to the Pledgor in the Purchase Agreement:

                SECTION 3.1. Authority. The Pledgor has full power and authority to grant the Security Interests to Pledgee in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement without the consent or approval of any Person other than any consent or approval which has been obtained.

                SECTION 3.2. Pledged Stock. Subject to the terms of this Pledge Agreement, the Pledgor is, and at all times will be, the sole legal, record and beneficial owner of, and has good and marketable title to, all of the

Collateral. The Pledgor has not created and will not create any liens (other than the liens created hereby), options, security interests, encumbrances or other rights in the Collateral and is not and will not become a party to and is not and will not become bound by any agreement (other than this Agreement) which restricts in any manner the rights of any present or future holder of any of the Pledged Stock.

                SECTION 3.3. Survival. All representations and warranties contained in or made under or in connection with this Agreement: (a) shall survive the execution, delivery and performance of this Agreement, and (b) shall be accurate at all times during which any amount remains outstanding under the Note with the same effect as if such representations and warranties had been made at such times.


                                   ARTICLE IV

                              COVENANTS OF PLEDGOR

                The Pledgor covenants and agrees with Pledgee as follows:

                SECTION 4.1. Title, Liens and Taxes. The Pledgor shall, at its cost and expense, take any and all actions reasonably necessary to defend the Security Interests of Pledgee in the Collateral and the priority (or intended priority) thereof against any adverse lien of any nature whatsoever, except for liens arising from the actions or omissions of Pledgee and/or the Company prior to the date hereof.

                SECTION 4.2. Further Assurances. The Pledgor shall, from time to time, at its expense, execute, deliver, acknowledge and cause to be duly filed, recorded or registered any statement, assignment, endorsement, instrument, paper, agreement or other document and take any other action that from time to time may be necessary or desirable, or that Pledgee may reasonably request, in order to create, preserve, continue, perfect, confirm or validate the

                                      - 5 -

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Security Interests or to enable Pledgee to obtain the full benefits of this
Agreement or to exercise and enforce any of his rights, powers and remedies hereunder. The Pledgor shall pay all costs of, and incidental to, the filing, recording or registration of any such document as well as any recordation, transfer or other tax required to be paid in connection with any such filing, recordation or registration. The Pledgor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement signed by the Pledgor in connection with this Agreement shall be sufficient as a financing statement.

                SECTION 4.3. Care and Protection of Collateral. The Pledgor shall promptly notify Pledgee of any event causing deterioration, loss or depreciation in value of any substantial portion of the Collateral and the amount of such loss or depreciation.


                SECTION 4.4. Liquidation, Dissolution, Etc. Without Pledgee's prior written consent, during the term of this Agreement to the Pledgor will not allow the Company to (a) liquidate, dissolve, merge, consolidate, sell substantially all of its assets or engage in any material transaction outside the ordinary course of business consistent with past practice; (b) borrow money from any Person other than BPMC or loan money to any Person other than BPMC; (d) declare and/or pay any cash or non-cash dividends; or (e) issue, sell or authorize for issuance or sale, shares of any class, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating it to issue or sell any such securities. Notwithstanding anything to the contrary contained in this Agreement, the Pledgor may cause the Company to merge with New Media Schoolhouse, Inc., without obtaining the consent of Pledgee or causing a Default hereunder.

                SECTION 4.5. Sale of Collateral. Without the prior written consent of Pledgee, the Pledgor will not sell, lease, assign, transfer, dispose of, pledge or grant a lien on the Collateral other than the lien created by this Agreement.


                                    ARTICLE V

                                     DEFAULT

                The occurrence of any one or more of the following events shall constitute a default under the provisions of this Agreement, and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

                SECTION 5.1. Payment of Obligations; Default under Note. If there occurs any "Event of Default" as defined in the Note, giving due consideration to notice and cure provisions thereof;

                SECTION 5.2. Breach of This Agreement. If the Pledgor fails to perform, observe or comply with any material provision of this Agreement and cure such breach within twenty (20) business days after written notice thereof;

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                SECTION 5.3. Liquidation, Termination, Dissolution. If the
Pledgor shall liquidate, dissolve or terminate its existence without Pledgee's prior written consent;

                SECTION 5.4. Inability to Pay Debts, etc. If the Pledgor shall admit in writing its inability to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors;

                SECTION 5.5. Bankruptcy. If proceedings in bankruptcy, or for reorganization of the Pledgor, or for the readjustment of any of its debts, under the Bankruptcy Code, as amended, or any part thereof, or under any other applicable laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against or by the Pledgor and, except with respect to any such proceedings instituted by the Pledgor, shall not be discharged within sixty (60) days of their commencement;

                SECTION 5.6. Receiver, etc. If a receiver or trustee shall be appointed for the Pledgor or for any substantial part of its assets and, except with respect to any such appointments requested or instituted by the Pledgor, such receiver or trustee shall not be discharged within sixty (60) days of his or her appointment;

                SECTION 5.7. Dissolution Proceedings. If any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Pledgor and, except with respect to any such proceedings instituted by the Pledgor, such proceedings shall not be discharged within sixty (60) days of their commencement.


                                   ARTICLE VI

                               RIGHTS AND REMEDIES

                SECTION 6.1.  Rights and Remedies of Pledgee.

                         (a) Subject to the limitations set forth in Section 6.4
hereof, upon and after the occurrence of a Default, Pledgee may sell the Collateral, or any part thereof, for cash at such price or prices as Pledgee may deem commercially reasonable. Pledgee shall be authorized in connection with any such sale (if he deems it advisable to do so) to require potential purchasers to execute confidentiality agreements reasonably satisfactory to Pledgee and/or to restrict the prospective bidders or purchasers of any of the Collateral to Persons who will represent and agree that they are qualified investors and upon consummationof any such sale Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.

                         (b) Pledgee shall give the Pledgor sixty (60) days
prior written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the UCC) of Pledgee's intention to make any sale or other disposition of Collateral and shall afford to the Pledgor's investment bankers an opportunity to seek purchasers for the Collateral during

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such period, subject to any confidentiality agreements and representation letters reasonably required by Pledgee and authorized by Section 6.1(a) hereof. Such notice shall state the date after which such sale or other disposition may be made. In case any sale of all or any part of the Collateral is made on credit, the Collateral so sold may be retained by Pledgee until the sale price is paid in full by the purchaser or purchasers thereof, but Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. After the date specified in the notice given under this Section 6.1(b), and subject to Section 6.4 hereof, Pledgee may bid for or purchase, free from any right of redemption, stay or appraisal on the part of the Pledgor (all of such rights being also hereby waived and released by the Pledgor), the Collateral or any part thereof offered for sale, provided that Pledgee bids for or purchases such Collateral for an amount not less than the amount offered by the highest bona fide competing purchaser willing to purchase the Collateral for cash. Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor.

                         (c) As an alternative to or in addition to exercising
the power of sale herein conferred upon it, Pledgee may exercise any right, not inconsistent with the terms of this Agreement, afforded by the UCC or applicable law.

                SECTION 6.2. Application. The proceeds of collection, sale or other disposition of all or any part of the Collateral coming into Pledgee's possession may be applied by Pledgee to the amounts outstanding under the Note and to the Enforcement Costs, whether matured or unmatured, in such order and manner as Pledgee may determine in his sole discretion.

                SECTION 6.3. No Waiver, etc. No failure or delay by Pledgee to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or the Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude Pledgee from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or the Note, Pledgee shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or the Note, or to declare a Default for failure to effect such prompt payment of any such other amount. The payment by the Pledgor or any other Person and the acceptance by Pledgee of any other amount due and payable under the provisions of this Agreement or the Note during which a Default exists shall not in any way or manner be construed as a waiver of such Default by Pledgee or preclude Pledgee from exercising any right of power or remedy consequent upon such Default.

                SECTION 6.4. Vote. In the event of a Default, Pledgee may vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect to the Pledge Stock and otherwise act with respect thereto as though he were the outright owner thereof.

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                SECTION 6.5. Acknowledgement. The Pledgor and Pledgee each acknowledge and agree that any sale of the Collateral effected in conformity with the procedures outlined herein shall be "commercially reasonable" within the meaning of the UCC.


                                   ARTICLE VII


                                  MISCELLANEOUS

                SECTION 7.1. Course of Dealing; Amendment. The failure of Pledgee at any time or times to enforce his rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or the Note or as having in any way or manner modified or waived the same. This Agreement may not be amended, modified, or changed in any respect except by an agreement, in writing, signed by Pledgee and the Pledgor.

                SECTION 7.2. Waiver of Default. Pledgee may, at any time and from time to time, execute and deliver to the Pledgor a written instrument waiving, on such terms and conditions as Pledgee may specify in such written instrument, any of the requirements of this Agreement or any Event of Default or Default and its consequences, provided that any such waiver shall be for such period and subject to such conditions as shall be specified in any such instrument. In the case of any such waiver, the Pledgor and Pledgee shall be restored to their former positions prior to such Event of Default or Default and shall have the same rights as they had hereunder. No such waiver shall extend to any subsequent or other Event of Default or Default, or impair any right consequent thereto and shall be effective only in the specific instance and for the specific purpose for which given.

                SECTION 7.3. Notices. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when made in accordance with the requirements set forth in the Purchase Agreement.

                SECTION 7.4. Additional Provisions Concerning the Pledged Collateral. The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee 's discretion, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of any Pledged Collateral and to give full discharge for the same. The powers of attorney granted pursuant to this Agreement shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney are coupled with an interest and are irrevocable.

                SECTION 7.5 Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment or satisfaction in full of the Note, (ii) be binding upon Pledgor, its

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permitted transferees, representatives, successors and assigns, and (iii) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its permitted transferees, representatives, successors and assigns. Upon the indefeasible payment or satisfaction in full of the Note, (x) Pledgor shall be entitled to the return, upon their request and at the expense, of such portion of the Collateral as shall not have been sold or otherwise applied or forfeited pursuant to the terms hereof, and (y) this Agreement shall be of no further force or effect.

                SECTION 7.6. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible,
(b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, and (c) the parties hereto shall endeavor in good faith negotiations to replace the invalid or unenforceable provisions with valid and enforceable provisions, the economic effect of which comes as close as possible to that of the invalid or unenforceable provisions.

                SECTION 7.7. Survival. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the Note.

                SECTION 7.8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Pledgor and Pledgee and their respective personal representatives, successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Pledgee.

                SECTION 7.9. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the substantive laws of the State of New York, both in interpretation and performance, without regard to any conflicting conflict of laws rules of the State of New York.

                SECTION 7.10. Duplicate Originals and Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

                SECTION 7.11. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only, shall not constitute a part of this Agreement for any other purpose and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                SECTION 7.12. Expenses. Upon demand, Pledgor will pay to Pledgee the amount of any and all expenses, including reasonable attorney's fee and fees of any experts and agents, which the Pledgee may reasonably incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral or (ii) the exercise or enforcement of any of the Pledgee's rights hereunder.

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                IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Agreement as of the day and year first written above.


                                                 BYRON PREISS MULTIMEDIA
                                                 COMPANY, INC.



                                                 BY:
                                                    ---------------------------



                                                 ------------------------------
                                                 NICHOLAS S. VAZZANA


Intending to be legally bound hereby,
the Company agrees not to take any action that would cause the Pledgor to breach its obligations under Section 4.4 of this Agreement.



Multi Dimensional Communications, Inc.


BY:_______________________________________
   Nicholas S. Vazzana, President